SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2007

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK

(Address of principal executive offices)

10151

(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

PRIMEDIA Inc. (the “Company”) announced today that it has filed with the U.S. Securities and Exchange Commission its preliminary information statement relating to the sale of its Enthusiast Media Division to Source Interlink Companies, Inc.

The Company also disclosed in its filing that its Board of Directors has approved a proposed amendment to the Company’s Certificate of Incorporation by which the Company may effect a 1-for-6 reverse stock split of its common stock.  The Company’s Board of Directors has sole discretion to determine whether to effect the proposed reverse stock split.

A copy of the press release announcing the filing is attached hereto as Exhibit 99.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 99:  Press Release dated June 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc.
(Registrant)
Date: June 22, 2007	By:	/s/ Jason S. Thaler
Jason S. Thaler
Senior Vice President,
General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release dated June 22, 2007